Exhibit 10.2

ATLAS PIPELINE PARTNERS, L.P.

ATLAS PIPELINE FINANCE CORPORATION

and

the Subsidiary Guarantors named herein

6  5/8% SENIOR NOTES DUE 2020

SUPPLEMENTAL INDENTURE

DATED AS OF DECEMBER 20, 2012

U.S. BANK NATIONAL ASSOCIATION,

Trustee

This SUPPLEMENTAL INDENTURE, dated as of December 20, 2012 is among Atlas Pipeline Partners, L.P., a Delaware limited partnership (the “Company”), Atlas Pipeline Finance Corporation, a Delaware corporation (“Finance Co” and, together with the Company, the “Issuers”), each of the parties identified under the caption “Subsidiary Guarantors” on the signature page hereto (the “Subsidiary Guarantors”) and U.S. Bank National Association, a national banking association, as Trustee.

RECITALS

WHEREAS, the Issuers, the initial Subsidiary Guarantors and the Trustee entered into an Indenture, dated as of September 28, 2012 (the “Indenture”), pursuant to which the Issuers have issued $500,000,000 in principal amount of 6 5/8% Senior Notes due 2020 (the “Notes”);

WHEREAS, Section 9.01(d) of the Indenture provides that the Issuers, the Subsidiary Guarantors and the Trustee may amend or supplement the Indenture in order to add Subsidiary Guarantors pursuant to Section 4.13 thereof, without the consent of the Holders of the Notes;

WHEREAS, Section 9.01(a) if the Indenture provides that the Issuers, the Subsidiary Guarantors and the Trustee may amend or supplement the Indenture in order to cure any ambiguity, defect or inconsistency;

WHEREAS, the Issuers, the Subsidiary Guarantors and the Trustee have jointly identified an ambiguity, defect or inconsistency in the Indenture in the definition of “Permitted Liens”;

WHEREAS, the parties hereto have agreed to amend such definition to cure such defect or inconsistency; and

WHEREAS, all acts and things prescribed by the Indenture, by law and by the Certificate of Incorporation and the Bylaws (or comparable constituent documents) of the Issuers, of the Subsidiary Guarantors and of the Trustee necessary to make this Supplemental Indenture a valid instrument legally binding on the Issuers, the Subsidiary Guarantors and the Trustee, in accordance with its terms, have been duly done and performed;

NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Issuers, the Subsidiary Guarantors and the Trustee covenant and agree for the equal and proportionate benefit of the respective Holders of the Notes as follows:

ARTICLE 1

Section 1.01. This Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

Section 1.02. This Supplemental Indenture shall become effective immediately upon its execution and delivery by each of the Issuers, the Subsidiary Guarantors and the Trustee.

ARTICLE 2

Section 1.01. From this date, in accordance with Section 4.13 and by executing this Supplemental Indenture, the Guarantors whose signatures appear below are subject to the provisions of the Indenture to the extent provided for in Article 10 thereunder.

Section 1.02. The definition of “Permitted Liens” in the Indenture is hereby amended renumbering current clause (15) as clause (16), deleting the word “and” and the end of clause (14), and adding the following: “(15) Liens on and pledges of the Equity Interests of any Unrestricted Subsidiary or any Joint Venture owned by the Company or any Restricted Subsidiary of the Company to the extent securing Non-Recourse Debt or other Indebtedness of such Unrestricted Subsidiary or Joint Venture; and”.

ARTICLE 3

Section 3.01. Except as specifically modified herein, the Indenture and the Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Indenture.

Section 3.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

Section 3.03. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3.04. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

[NEXT PAGE IS SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

ATLAS PIPELINE PARTNERS, L.P.
By: Atlas Pipeline Partners GP, LLC, its General Partner

By:	/s/ Robert W. Karlovich, III
Name:	Robert W. Karlovich, III
Title:	Chief Financial Officer & Chief Accounting Officer

ATLAS PIPELINE FINANCE CORPORATION

By:	/s/ Robert W. Karlovich, III
Name:	Robert W. Karlovich, III
Title:	Chief Financial Officer

ATLAS PIPELINE OPERATING PARTNERSHIP, L.P.
By: Atlas Pipeline Partners GP, LLC, its General Partner

ATLAS PIPELINE MID-CONTINENT HOLDINGS, LLC
By: Atlas Pipeline Operating Partnership, L.P., its sole member
By: Atlas Pipeline Partners GP, LLC, its General Partner

APL LAUREL MOUNTAIN, LLC
By: Atlas Pipeline Operating Partnership, L.P., its sole member
By: Atlas Pipeline Partners GP, LLC, its General Partner

ATLAS PIPELINE TENNESSEE, LLC
By: Atlas Pipeline Operating Partnership, L.P., its sole member
By: Atlas Pipeline Partners GP, LLC, its General Partner

By:	/s/ Robert W. Karlovich, III
Name:	Robert W. Karlovich, III
Title:	Chief Financial Officer & Chief Accounting Officer

ATLAS PIPELINE MID-CONTINENT LLC
By: Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By: Atlas Pipeline Operating Partnership, L.P., its sole member
By: Atlas Pipeline Partners GP, LLC, its General Partner

APL BARNETT, LLC
By: Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By: Atlas Pipeline Operating Partnership, L.P., its sole member
By: Atlas Pipeline Partners GP, LLC, its General Partner

SLIDER WESTOK GATHERING, LLC
By: Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By: Atlas Pipeline Operating Partnership, L.P., its sole member
By: Atlas Pipeline Partners GP, LLC, its General Partner

ATLAS MIDKIFF, LLC
By: Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By: Atlas Pipeline Operating Partnership, L.P., its sole member
By: Atlas Pipeline Partners GP, LLC, its General Partner

ATLAS CHANEY DELL, LLC
By: Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By: Atlas Pipeline Operating Partnership, L.P., its sole member
By: Atlas Pipeline Partners GP, LLC, its General Partner

By:	/s/ Robert W. Karlovich, III
Name:	Robert W. Karlovich, III
Title:	Chief Financial Officer & Chief Accounting Officer

NOARK ENERGY SERVICES, L.L.C.
By: Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By: Atlas Pipeline Operating Partnership, L.P., its sole member
By: Atlas Pipeline Partners GP, LLC, its General Partner

ATLAS PIPELINE NGL HOLDINGS, LLC
By: Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By: Atlas Pipeline Operating Partnership, L.P., its sole member
By: Atlas Pipeline Partners GP, LLC, its General Partner

ATLAS PIPELINE NGL HOLDINGS II, LLC
By: Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By: Atlas Pipeline Operating Partnership, L.P., its sole member
By: Atlas Pipeline Partners GP, LLC, its General Partner

VELMA INTRASTATE GAS TRANSMISSION COMPANY, LLC
By: Atlas Pipeline Mid-Continent LLC, its sole member
By: Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By: Atlas Pipeline Operating Partnership, L.P., its sole member
By: Atlas Pipeline Partners GP, LLC, its General Partner

VELMA GAS PROCESSING COMPANY, LLC
By: Atlas Pipeline Mid-Continent LLC, its sole member
By: Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By: Atlas Pipeline Operating Partnership, L.P., its sole member
By: Atlas Pipeline Partners GP, LLC, its General Partner

By:	/s/ Robert W. Karlovich, III
Name:	Robert W. Karlovich, III
Title:	Chief Financial Officer & Chief Accounting Officer

PECOS PIPELINE LLC
By: APL Barnett, LLC, its sole member
By: Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By: Atlas Pipeline Operating Partnership, L.P., its sole member
By: Atlas Pipeline Partners GP, LLC, its General Partner

TESUQUE PIPELINE, LLC
By: APL Barnett, LLC, its sole member
By: Atlas Pipeline Mid-Continent LLC, its sole member
By: Atlas Pipeline Operating Partnership, L.P., its sole member
By: Atlas Pipeline Partners GP, LLC, its General Partner

APL ARKOMA HOLDINGS, LLC
By: Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By: Atlas Pipeline Operating Partnership, L.P., its sole member
By: Atlas Pipeline Partners GP, LLC, its General Partner

APL ARKOMA MIDSTREAM, LLC
By: APL Arkoma Holdings, LLC
By: Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By: Atlas Pipeline Operating Partnership, L.P., its sole member
By: Atlas Pipeline Partners GP, LLC, its General Partner

APL GAS TREATING LLC
By: Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By: Atlas Pipeline Operating Partnership, L.P., its sole member
By: Atlas Pipeline Partners GP, LLC, its General Partner

By:	/s/ Robert W. Karlovich, III
Name:	Robert W. Karlovich, III
Title:	Chief Financial Officer & Chief Accounting Officer

APL ARKOMA, INC.

By:	/s/ Robert W. Karlovich, III
Name:	Robert W. Karlovich, III
Title:	Chief Financial Officer

APL ARKOMA HOLDINGS, LLC.

By:	/s/ Robert W. Karlovich, III
Name:	Robert W. Karlovich, III
Title:	Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Steven A. Finklea
Name:	Steven A. Finklea
Title:	Vice President